UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2006

SAFARI ASSOCIATES, INC.
(Name of small business in its charter)

Utah	0-30215	87-9369569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

646 West Highland Avenue	92373
(Address of principal executive offices)	(Zip Code)

Issuer's telephone number:   (866) 297-7192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 12, 2006, we entered into an Asset Purchase Agreement with Power-Save Energy Corp., a Nevada Corporation pursuant to which the Company agreed to issue 75,000,000 shares of common stock (the “Shares”) of the company. There are no material relationships between the Company or it’s affiliates and any of the parties of the Asset Purchase Agreement. This transaction closed on September 13, 2006.

The acquisition of these shares represented 75,000,000 common shares or approximately 96.7% of the total outstanding stock of the Issuer (the “Majority Shares”). A copy of the Asset Purchase Agreement is attached to this report as an Exhibit.

Closing under the Agreement will result in a change of control of the Company.  The Company currently has a total of 2,537,348 shares issued and outstanding.  As indicated above, the Company will be required to issue a total of 75,000,000 shares to complete the transaction.

Therefore, following closing under the Agreement, the Company will have a total of 77,537,348 shares issued and outstanding, of which only 2,537,348 shares will be owned by the current shareholders of the Company.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On September 15, 2006, we completed an Asset Purchase transaction with Power-Save Energy Corp., (“POWER-SAVE”), for the issuance of 75,000,000 shares of our common stock.

Power-Save Energy Corp., manufactures an electricity savings device for homeowners. The product is intended to reduce homeowner’s electricity consumption and reduce their electric utility bill monthly. The device may also help with surge protection.

Prior to completion of the Asset Purchase Agreement, the Company had limited assets and no business operations. The board of directors determined that completion of the Asset Purchase transaction with POWER-SAVE would satisfy the Company’s business objectives.  The number of shares to be issued in the Asset Purchase transaction was not determined through arms length negotiation. It was determined by our Board of Directors in the exercise of its discretion, based upon various factors including primarily its analysis of the viability and the potential for future growth and profitability of the business operations conducted by POWER-SAVE.

Prior to completion of the Asset Purchase transaction, we had 2,537,348 shares of common stock issued and outstanding.  Following completion of the Asset Purchase and other related transactions, we had 77,537,348 shares issued and outstanding, of which 75,000,000, or approximately 96.7%, are owned by persons who were previously shareholders of POWER-SAVE.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On September 15, 2006, the Company issued 75,000,000 shares of its common stock in a Asset Purchase transaction which was not registered under the Securities Act of 1933.  The shares were issued to Michael Forster, the Company’s current Chief Executive Officer. The shares were issued in reliance upon exemptions from registration for transactions defined in Regulation D under the Securities Act of 1933.

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

On September 15, 2006, there was a change of control of the Company as a result of closing under the Asset Purchase with Power-Save Energy Corp.

Prior to completion of the Asset Purchase transaction, we had 2,537,348 shares of common stock issued and outstanding.  Following completion of the Asset Purchase and other related transactions, we had 77,537,348 shares issued and outstanding, of which 75,000,000, or approximately 96.7%, are owned by persons who were previously shareholders of POWER-SAVE. Information regarding the share ownership of such persons following completion of the Asset Purchase transaction is set forth below under the caption “Principal Share Ownership.”

In connection with the Transaction, the Company agreed to appoint a new director, Michael Forster, to the Company’s Board of Directors. This appointment is subject to mailing this information and waiting the ten (10) day period mandated under section 14(f) of the Securities Exchange Act of 1934. This Schedule 14f-1 will be mailed to the stockholders on or about September 18, 2006. The 10-day waiting period is expected to conclude on or about September 28, 2006. On September 13, 2006, all of the Company’s officers resigned their positions and Michael Forster was appointed as Chief Executive Officer of the Company. Zirk Engelbrecht will remain as a director of the Company but will resign as a director at the conclusion of the 10-day period described below in compliance with Section 14(f) of the Securities Exchange Act of 1934, as amended, and Rule 14f-1 thereunder.

PRINCIPAL SHARE OWNERSHIP

The following table sets forth, as of September 15, 2006, (immediately following completion of the Transaction), stock ownership of each executive officer and director of the Company, of all executive officers and directors of the Company, as a group, and of each person known by the Company to be a beneficial owner of 5% or more of its Common Stock. Except as otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power as to such shares. No person listed below has any options, warrant or other right to acquire additional securities of the Company except as may be otherwise noted.

Name and Address	Number of Shares Beneficially Owned	Percent of Class
Michael Forster (1) 3873 Sequoia Drive San Luis Obispo, CA 93401	75,000,000	96.7%
All officers and directors as a group	75,000,000	96.7%
Total Beneficially Owned	75,000,000	96.7%

(1)	The person named is an officer, director, or both.

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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit 1
Asset Purchase Agreement dated September 13, 2006, by and among Safari Associates, Inc., a Utah corporation, and Power-Save Energy Corp., a Nevada corporation.

Exhibit 2
The unaudited Pro Forma Consolidated Financial Statements of Safari Associates, Inc., and Power-Save Energy Corp., which are required to be filed as part of this Current Report on Form 8-K are currently available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safari Associates, Inc.

By: /s/ Michael Forster

Date: September 19, 2006

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Exhibit 1

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Asset Purchase Agreement

BETWEEN
Safari Associates, Inc.
12753 Mulholland Drive
Beverly Hills, CA 90210
(hereinafter referred to as “Green Rock Ventures” or "Purchasor")

OF THE FIRST PART,

AND:
Power-Save Energy Corp.
3940-7 Broad Street
San Luis Obispo, CA 93401
(hereinafter referred to as “Power-Save ” or "Seller")

OF THE SECOND PART,
R E C I T A L S

WHEREAS Seller has developed a business, Power-Save Energy Corp., a company dedicated to the mass market sale of energy saving products for homeowners. Without limiting the generality of the foregoing the Business is as set out in Schedule A.

WHEREAS Purchaser desires to obtain an exclusive purchase agreement to establish the Business worldwide, in all markets, utilizing Seller’s property, business model, assets and proprietary information and acknowledges that use of such property, business model, assets and its proprietary information are subject to controls and restrictions established by Seller for the purpose of maintaining a high level of uniform quality and goodwill in the operation of the Business; and

WHEREAS the Seller desire to sell to Purchaser and Purchaser desires to acquire from the Seller the property, assets, model and proprietary information on the terms and subject to the conditions contained in this Agreement; and

WHEREAS the Parties are desirous of reducing the terms and conditions of their agreement to writing;

NOW, THEREFORE, in consideration of the premises, mutual promises, and obligations set forth herein, Purchaser and Seller agree as follows:

1).	PROPERTY. Subject to the terms and conditions of this Agreement, Seller agrees to sell and convey to Purchaser and Purchaser agrees to purchase from Seller the Property as described in Schedule A.

2).
PURCHASE PRICE. Subject to the terms and conditions of this Agreement, Seller agree to sell, convey and/or assign, as permitted, to Purchaser and Purchaser agrees to purchase from Seller the Property, assets, model and proprietary information for 75,000,000 Shares of Common Stock of Safari Associates, Inc.. The Purchase Price will be allocated between the Assets by agreement of the Parties no later than three (3) days prior to Closing and, in the absence of an agreement, in accordance with the Seller’ reasonable allocation at Closing.

3).
LIABILITIES. In consideration of the Purchase Price, the Purchaser agrees to assume all contracts and liabilities relating to the operation of Seller incurred in the ordinary course of the Seller business and operation of the Property existing and that are in effect as of the Closing Date, but excluding (a) Seller’ state and federal income tax obligations as of the date of Closing; and (b) Seller’ liabilities existing and in effect as of the Closing Date. Except as expressly identified in Schedule B, after Closing, Purchaser shall hold Seller harmless from any and all liabilities and contracts of Seller existing and in effect as of the date of Closing.

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4).	CLOSING.

a)	Closing Date. Closing on the Property shall occur on September 12, 2006.

b)
Time and Location of Closing. Unless otherwise agreed by Purchaser and Seller, the Closing shall take place at 10:00 a.m. on the Closing Date at the offices of the General Counsel for Safari Associates, Inc.

c)	Possession. Possession of the Property and Assets which are the subject of Closing shall be delivered to Purchaser on the Closing Date.

5).	REPRESENTATIONS AND WARRANTIES OF SELLER. Seller hereby represents and warrants that the following are true and correct as of the date of this Agreement and shall be reaffirmed by Seller at Closing:

a)
Seller has the power to own their properties and assets, and to carry on their business as now being conducted by it. Seller has the power to assign and transfer to Purchaser the Property and Assets to be transferred to Purchaser as specified in this Agreement.

b)
The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of the documents controlling the operation of Seller, nor violate any provision of the Operating Agreements, Articles of Incorporation, By-Laws, mortgage, lien, agreement, instrument, order, judgment or decree to which Seller are a party, or whereby it is bound, and will not violate any other restriction of any other kind or character to which Seller are subject. Seller has taken or will take action required by law, their Operating Agreements, Articles of Incorporation and By-Laws, or otherwise, to authorize execution and delivery of this Agreement and the consummation of the transactions described herein.

c)	Seller has or will have by the Closing Date, good and marketable title and own the Property and Assets to be sold hereunder.

d)
Seller have filed or caused to be filed, all returns for federal, state and local taxes which are due. To the best of Seller’ knowledge, there are no assessments or additional taxes threatened against Seller, the Property or Assets. Seller are not delinquent in the payment of any tax assessment or governmental charge, do not have any tax deficiencies imposed or assessed against them and have not executed any waiver of the statute of limitations on the assessment or collection of any tax, which actions in any manner would affect title to any of the Property and Assets to be transferred.

e)
From the date of this Agreement until the final Closing Date provided for herein, Seller shall not: (a) commit or permit to be committed any waste on the Property, and (b) enter into any agreement or instrument or take any action that would encumber the Property after Closing, that would bind Purchaser or the Property after Closing, or that would be outside the normal scope of maintaining and operating the Property.

f)	There are no obligations of the Seller pertaining to the operation of the Property that would be a direct obligation of the Purchaser, other than as disclosed in this Agreement.

g)
Seller makes no representations or warranties by delivering and making available to Purchaser any documents or reports relating to the Property or the Assets. Neither Seller nor any of their employees, agents, or representatives shall be responsible or liable for any damage or loss resulting from Purchaser's reliance upon any documents or reports, studies or other information made available to Purchaser by Seller relating to the Property and Assets.

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The representations and warranties of the Seller contained in this Agreement and the certificates and documents to be delivered pursuant hereto, shall be true, complete, and correct when made, and as of the Closing Date, and will not contain any untrue statement of a material fact required to make the statements herein or therein not misleading. Seller shall have performed and satisfied all the covenants, agreements, and conditions required by this Agreement to be performed and satisfied by it hereunder.

For purposes of the foregoing, the term “best of Seller’ knowledge” shall mean the actual and personal knowledge of Seller, Seller’ directors, officers, shareholders, managers, members, and employees and (a) shall not obligate such individuals to carry out any investigation of the matters discussed above, and (b) does not imply that anyone else's knowledge is imputed to such individuals. Purchaser's consummation of the purchase and sale transactions contemplated by this Agreement notwithstanding Purchaser’s actual knowledge at the time of the Closing of any alleged breach of the foregoing representations and warranties shall be deemed Purchaser’s waiver of the alleged breach.

6).
REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser hereby represents and warrants that the following are true and correct as of the date of this Agreement and shall be reaffirmed by Purchaser at Closing:

a)
The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of the documents controlling the operation of Purchaser, nor violate any provision of the Operating Agreements, mortgage, lien, agreement, instrument, order, judgment or decree to which Purchaser is a party, or whereby it is bound, and will not violate any other restriction of any other kind or character to which Purchaser is subject. Purchaser has taken or will take action required by law, its Operating Agreements or otherwise to authorize execution and delivery of this Agreement and the consummation of the transactions described herein.

b)
Purchaser expressly acknowledges to Seller that Purchaser has determined in its sole discretion the scope and extent of its due diligence and inspection of the Property and Assets and the Purchaser is purchasing the Property and Assets solely based on its due diligence and not any statement or representation of the Seller except as expressly set forth in this Agreement.

7).
SURVIVAL. All covenants and agreements of either Party which expressly survive the Closing under this Agreement, and all representations, warranties, and indemnities by either Party to the other under this Agreement shall survive the Closing under this Agreement and shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns.

8).	GENERAL PROVISIONS.

a)	Time of the Essence. Time is of the essence under this Agreement.

b)	Governing Law. This Agreement shall be construed under and governed by the laws of the State of Nevada.

c)
Severability. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision and this Agreement shall be construed as if such invalid, illegal, or unenforceable provisions had never been contained within the Agreement.

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d)
Entire Agreement. This Agreement, together with all conveyance documents, contain the entire agreement between Purchaser and Seller and supersede all prior representations, warranties, understandings, and agreements. This Agreement may not be modified except by an instrument in writing signed by the parties.

e)	Exhibits. All schedules, exhibits, and addenda attached to this Agreement and referred to herein shall for all purposes be deemed to be incorporated in this Agreement by this reference.

f)
Further Acts. Each of the parties covenants and agrees with the other, upon reasonable request from the other, from time to time, to execute and deliver such additional documents and instruments and to take such other actions as may be reasonably necessary to give effect to the provisions of this Agreement.

g)
Attorneys’ Fees. Anything to the contrary herein notwithstanding, in the event of any litigation or agreed upon arbitration or mediation proceedings between the parties concerning the subject matter of this Agreement, the prevailing party in the litigation or other proceedings shall be entitled to receive from the defaulting party, in addition to the amount of any judgment or other award entered, all reasonable costs and expenses, including reasonable attorneys’ fees, incurred by the prevailing party in the litigation or other proceedings.

h)
Compliance. The performance by the parties of their respective obligations provided for in this Agreement shall be in strict compliance with all applicable laws and the rules and regulations of all governmental agencies, municipal, county, state and federal, having jurisdiction in the premises.

i)
Authority. Each of the parties represents to the other that each such party has full power and authority to execute, deliver, and perform this Agreement, that the individuals executing this Agreement on behalf of said party are fully empowered and authorized to do so, that this Agreement constitutes a valid and legally binding obligation of such party enforceable against such party in accordance with its terms, that such execution, delivery, and performance will not contravene any legal or contractual restriction binding upon such party or any of its assets and that there is no legal action, proceeding, or investigation of any kind now pending or to the knowledge of such parties threatened against or affecting such party or the execution, delivery, or performance of this Agreement. If either party so requests, the other party shall deliver to the requesting party a certified copy of the resolution or other evidence of the other party’s authority under its organizational documents to enter into and consummate this Agreement and the transactions contemplated hereby.

j)
Notices. Any and all notices or demands provided for herein shall be in writing and shall be deemed effectively given or made: (i) on the date served upon the party to be notified personally; (ii) three days after being deposited in the United States mail registered or certified mail, return receipt requested, postage prepaid; (iii) one business day after deposit or delivery to a reputable overnight courier, prepaid, receipt acknowledged, to the address of such party set forth below; or (iv) on the date of a facsimile, if (a) the transmittal form showing a successful transmittal is retained by the sender, and (b) the facsimile communication is followed by mailing a copy thereof to the addressee of the facsimile in accordance with this paragraph, or to such other address as such party may last have designated by notice hereunder.

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i)	If intended for the Seller:
Power-Save Energy Corp.
3940-7 Broad Street
San Luis Obispo, CA 93401

Attention: Michael Forster, President
Phone: (866) 297-7192
Facsimile: (805) 543-9522

ii) If intended for the Purchaser:

Safari Associates, Inc.
12753 Mulholland Drive
Beverly Hills, CA 90210

Attention: Zirk Engelbrecht, President
Phone: (310) 733-8079
Facsimile: (310)388-0365

Rejection or refusal to accept delivery or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of notice as of the date such notice was deposited in the mail or delivered to the overnight courier.

k)	Place of Business. This Agreement arises out of the transaction of business in the San Diego, California.

l)
Execution in Counterparts and By Facsimile Signature. This Agreement may be executed in counterparts, each of which, when so executed and delivered, shall constitute an original; but all such counterparts shall together constitute but one and the same Agreement. A signed facsimile signature page shall be considered as an original signature page for the execution of this Agreement.

m)
Paragraph Headings, Interpretation. The paragraph headings are inserted only for convenient reference and do not define, limit, or prescribe the scope of this Agreement. Purchaser and Seller acknowledge that each is sophisticated in real estate matters and that each has had an opportunity to review, comment upon and negotiate the provisions of this Agreement, and thus the provisions of this Agreement shall not be construed more favorably or strictly for or against either party. Purchaser and Seller each acknowledge having been advised, and having had the opportunity, to consult legal counsel in connection with this Agreement and the transactions contemplated by this Agreement.

n)
Number and Gender. When necessary for proper construction hereof, the singular of any word used herein shall include the plural, the plural shall include the singular and the use of any gender shall be applicable to all genders.

o)
Waiver. Any one or more waivers of any covenant or condition by a party shall not be construed as a waiver of a subsequent breach of the same covenant or condition nor a consent to or approval of any act requiring consent to or approval of any subsequent similar act.

p)
Binding Effect. Subject to the restrictions on assignment contained within this Agreement, the Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

q)	No Beneficiaries. No third parties are intended to benefit by the covenants, agreements, representations, warranties or any other terms or conditions of this Agreement.

r)
Relationship of Parties. Purchaser and Seller acknowledge and agree that the relationship established between the parties pursuant to this Agreement is only that of a seller and a purchaser of real estate. Neither Purchaser nor Seller are, nor shall either hold itself out to be, the agent, employee, joint venturer, or partner of the other party.

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s)
Exchange Transactions. Seller may dispose of or Purchaser may acquire the Property through means of a like-kind exchange of real property, whether a simultaneous or deferred “Starker”-type exchange (an “Exchange”), pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations (the “Regulations”) promulgated under it. If either party gives notice to the other party that the notifying party intends to effect an Exchange in conjunction with the conveyance of the Property, the other party shall cooperate with the notifying party for purposes of effecting and structuring such Exchange; provided that, if the notifying party elects to effect a deferred exchange: (a) a qualified intermediary shall be utilized to effect the Exchange, and (b) the transfer requirements of the Code and the Regulations shall be satisfied by the so-called “assignment of rights” method provided for in the Regulations, whereby the notifying party will assign some or all of its rights under this Agreement to the qualified intermediary and retain its obligations under this Agreement. The other party agrees to execute such documents or instruments as are reasonably necessary to implement the Exchange, provided that the other party shall not be required to undertake any obligation or liability to any third party as part of the Exchange and Purchaser shall not be required to take title to property other than the Property. The notifying party shall be solely responsible for assuring that the structure, implementation and completion of the Exchange are effective for the notifying party’s federal, state, local or other tax purposes.

t)
Dates. If any date set forth in this Agreement for the delivery of any document or the occurrence of any event (for example, the expiration of the Feasibility Review Period or the Closing Date) falls on a weekend or holiday, then that date shall be automatically extended to the next succeeding business day. For the purposes of this Agreement, the phrase “business day” shall mean a weekday that is neither a holiday nor a weekend day.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date first above written.

PURCHASER:
SAFARI ASSOCIATES, INC.
A Nevada Corporation

By: _/s/ Zirk Engelbrecht
Zirk Engelbrecht
Its: President

SELLER:
POWER-SAVE ENERGY CORP.
A Nevada Corporation

By:	_/s/ Michael Forster
Michael Forster
Its: President

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Exhibit 2

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SAFARI ASSOCIATES INC.
PROFORMA CONSOLIDATED BALANCE SHEET
AUGUST 31, 2006

ASSETS
Current Assets:
Cash         $ 144,626
Inventory                 13,230
Other current assets                                                                                     39,000
Total Current Assets                                                                  196,856

Fixed Assets
Property, Plant and Equipment                                                                   13,783

Other Assets                                                                                     50,321

Total Assets                                                          $ 260,960

LIABILITIES AND STOCKHOLDER’S (DEFICIT)
Current Liabilities:
Notes payable                                                                                            $ 35,000
Accounts payable                                                                                      318,282
Accruals and other current liabilities                                                      264,482
Convertible Notes payable                                                     505,500
Total Current Liabilities                                           1,123,264

Stockholder’s (Deficit)
Common Stock, par value $.001, authorized 100,000,000
shares, issued and outstanding 77,537,384 shares                                                77,587
Additional paid in capital                                                                                     2,921,593
Retained (deficit)                                                                         (3,861,434)
Total Stockholder’s (Deficit)                                    (862,304)

Total Liabilities and Stockholder’s (Deficit)                    $ 260,960

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SAFARI ASSOCIATES INC.
PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE EIGHT MONTHS ENDED AUGUST 31, 2006

Revenue         $ 367,075
Cost of Revenue                                                                                                 140,838

Gross Profit                                                                               226,237

Operating Expenses:
Selling expenses                                                                                157,774
General and administrative expenses                                             269,384
Research and development costs                                         7,178
                                                                                                                             434,336

Loss from operations                                                                                      (208,099)

Interest Expense         (27,826)

Net (Loss)                                                                                                      $ (235,925)

(Loss) per Share                                                                                                 $ (.003)

Average number of shares outstanding                                                  76,653,408

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